Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies
Schedule of amounts associated with total rent expense for operating leases
Year ended December 31, (in millions)	Amount
2012	$72.4
2011	81.3
2010	83.7

Schedule of future minimum aggregate rental commitments due under all noncancelable operating leases, net of sublease income
Year ended December 31, (in millions)	Amount
2013	$57.3
2014	47.1
2015	37.8
2016	34.4
2017	26.8
Thereafter	89.9